PROPERTY, EQUIPMENT AND SOFTWARE, NET (Tables)	12 Months Ended
Mar. 31, 2018
PROPERTY, EQUIPMENT AND SOFTWARE, NET
Schedule of Property, equipment and software, net

	March 31, 2018	March 31, 2017
Office equipment	$590,801	$263,318
Vehicle	58,405	—
Leasehold improvements	150,612	137,251
Software	331,583	191,509

Total property, equipment and software	1,131,401	592,078
Accumulated depreciation and amortization	(364,314)	(164,140)

Property, equipment and software, net	$767,087	$427,938